UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2012

BRUKER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-30833	04-3110160
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Manning Road
Billerica, MA 01821

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (978) 663-3660

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act  (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act  (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

Item 5.07              Submission of Matters to a Vote of Security Holders

Bruker Corporation (the “Company”) held its 2012 Annual Meeting of Stockholders on May 18, 2012. The proposals submitted by the Board of Directors to a vote of stockholders, and the results of the voting on each proposal, are indicated below.

Proposal No. 1— Election of Directors

Four nominees were elected by the Company’s stockholders to serve as Class III directors until the Company’s 2015 Annual Meeting of Stockholders based upon the following votes:

Nominee	For	Withheld	Broker Non-Votes

Richard D. Kniss	77,184,151	61,942,310	3,866,791

Joerg C. Laukien	136,705,336	2,421,125	3,866,791

William A. Linton	77,561,879	61,564,582	3,866,791

Chris van Ingen	136,749,062	2,377,399	3,866,791

Proposal No. 2 — Ratification of the Appointment of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2012. The voting results on the proposal were as follows:

For	Against	Abstain	Broker Non-Votes

141,882,538	1,101,873	8,841	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRUKER CORPORATION
(Registrant)

Date: May 18, 2012	By:	/s/Frank H. Laukien
Frank H. Laukien, Ph.D.
President and Chief Executive Officer